Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Adam Townsend, Chief Financial Officer of VIZIO Holding Corp. (“the Company”), hereby certify, that, to my knowledge:
(1)    The Quarterly Report on Form 10-Q for the period ended June 30, 2024 (the “Report”) fully complies with the requirements of section Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2024	By:	/s/ Adam Townsend
Adam Townsend
Chief Financial Officer